Exhibit 4.1

COPYRIGHT. 1930. BY DWIGHT & M.H. JACKSON CHICAGO PATENT PENDING JT 1334 NUMBER SHARES CUSIP Y7388L 137 SAFE BULKERS, INC. A CORPORATION FORMED UNDER THE LAWS OF REPUBLIC OF THE MARSHALL ISLANDS This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Restated Articles of incorporation of the Corporation, and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder hereof by the acceptance of this Certificate assents. The shares represented by this Certificate have limited voting rights. This Certifies That is the owner of full paid and non-assessable 8.00% SERIES D CUMULATIVE REDEEMABLE PERPETUAL PREFERRED SHARES, PAR VALUE $0.01 PER SHARE transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation, this__________day of ___________ A.D.___ CHIEF EXECUTIVE OFFICER PRESIDENT & SECRETARY Countersigned and Registered: American Stock Transfer Agent & Registrar Transfer & Trust Company, LLC (New York, NY) By Authorized Signatory DWIGHT & M.H. JACKSON 205 W. RANDOLPH STREET DIV OF CORPORATION SUPPLY CO. CHICAGO, ILLINOIS 60606

For Value Received, __ hereby sell, assign and transfer unto ______ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _______ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises. Dated In presence of NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. THE CORPORATION WILL FURNISH ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, OF ALL CLASSES AND SERIES OF STOCK OF THE CORPORATION. THIS SPACE IS NOT TO BE COVERED IN ANY WAY